UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 27, 2016

MidWestOne Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-35968

Iowa	42-1206172
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
102 South Clinton Street
Iowa City, Iowa 52240
(Address of principal executive offices, including zip code)
(319) 356-5800
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.
On October 27, 2016, MidWestOne Financial Group, Inc. issued a press release announcing its earnings for the three and nine months ended September 30, 2016. The press release is attached as Exhibit 99.1.
The information in this Form 8-K and the attached exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits. The following exhibits are filed herewith:
99.1    MidWestOne Financial Group, Inc. Press Release dated October 27, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWESTONE FINANCIAL GROUP, INC.

Dated:	October 27, 2016	By:	/s/ CHARLES N. FUNK
Charles N. Funk
President and Chief Executive Officer